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                                              CONFIDENTIAL TREATMENT REQUESTED

           AGREEMENT BETWEEN OVERLAND DATA AND TANDBERG DATA CONCERNING
                              MLR AND VR(2) TECHNOLOGY
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     This Agreement is effective March 30, 1998, (hereinafter the "Effective
Date") between Overland Data, Inc. of 8975 Balboa Ave, San Diego, California, USA ("Overland"), and Tandberg Data ASA, PO Box 134, Kjelsas, 0411 Oslo, Norway ("Tandberg").

     WHEREAS, Tandberg intends to include VR(2) Technology developed by Overland into its MLR Drives and future tape drives based upon MLR technology and other future tape drives developed by Tandberg to manufacture, market and sell worldwide such competitive tape drive systems for the market;

     WHEREAS, Overland intends to become a second source manufacturer of MLR Drives and MLR VR(2) Drives developed by Tandberg and is prepared to commit to become a second source manufacturer of such Drives, and wishes to be a second source manufacturer of other future tape drives incorporating VR(2) Technology developed by Tandberg;

     WHEREAS, to achieve this, the parties intend to leverage their respective resources, technologies, and capabilities to implement VR(2) Technology quickly and efficiently into MLR Drives;

      WHEREAS, Overland intends, in stages, to OEM, assemble and test and thereafter enter into full manufacturing of MLR Drives and/or MLR VR(2) Drives and to sell as stand alone drives and/or incorporate the same as a part of their own Libraries and/or Loaders; and

     WHEREAS, Tandberg wishes to have the right to OEM and offer solutions incorporating tape drives and automated tape Libraries and/or Loaders manufactured by Overland to its customers world wide;

     NOW, THEREFORE, the parties agree as follows:

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST.  REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED
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                                              CONFIDENTIAL TREATMENT REQUESTED

                              ARTICLE 1 -- DEFINITIONS

     1.1 "Affiliate" means, with respect to a party, any corporation, firm, partnership, individual or other form of business organisation which controls, is controlled by, or is under common control with such party. A corporation shall be regarded as in control of another corporation if it owns or directly or indirectly controls at least fifty percent (50%) of the voting stock of the other corporation, or in the absence of ownership of at least fifty (50%) of the voting stock of a corporation, if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the corporation.

     1.2 "Confidential Information" is any information, data or know-how of either party (including such party's parent, subsidiaries and Affiliates), written or verbal that is specifically identified by the disclosing party as confidential at the time of disclosure including reports, drawings, documents, test results, schematics, specifications, hardware, software, procedures, supplied electronically, by fax or e-mail, or by hard copy format, including the verbal dialogue that takes place including the explanation or clarification of the supplied and disclosed information; provided, however, that when disclosed orally, information will only be considered to be "Confidential Information" if summarized by the disclosing party in writing to the other party within thirty (30) days after such disclosure.

     1.3 "Copyrights" are exclusive of Project Rights and means those rights granted under the law of one or more jurisdictions that protect the expression of an idea, and may be applied to software code and documentation and which exist prior to the Effective Date hereof.

     1.4 "Development Period" means the period commencing with the Effective Date hereof and ending at that point in time when the first MLR Drive employing VR(2) Technology reaches "general availability" or the first general availability shipment from a Tandberg OEM customer or *** from the Effective Date hereof whichever comes first.

     1.5    "Effective Date" means the date first above written.

     1.6 "Library" means a tape system including multiple tape drives and multiple cartridges and robotic means to load one or another of said cartridges into any of said tape drives as desired by an operator.

     1.7 "Loader" means a tape system including a single tape drive and multiple

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                                              CONFIDENTIAL TREATMENT REQUESTED

cartridges and robotic means to load one or another of said cartridges into said tape drive as desired by an operator.

     1.8 "Media" means both magnetic recording tape and the cartridge system containing one or two reels and other apparatus for containing such recording tape.

     1.9 "MLR" is a trademark of Tandberg which is utilized on tape drives and Media incorporating certain Tandberg technology.

     1.10 "MLR Drives" means standard tape drives utilising 1/4" tape cartridge technology (including either 1/4" and/or 8 mm Media) incorporating MLR Format and Technology Patents, including SLR and HLR drives, and improvements thereon. The definition of MLR Drives will be defined by Tandberg exclusively, provided that the definition of such MLR Drives will always utilise 1/4" tape cartridge technology including 1/4" and/or 8 mm Media.

     1.11 "MLR Format and Technology Patents" means present and future Tandberg patents and patent applications owned by Tandberg relating to the MLR technology and necessary to produce a commercially feasible MLR Drive.

     1.12 "MLR VR(2) Development Program" means the joint development program to implement VR(2) Technology into MLR Drives as described in EXHIBIT B and as modified by the parties by mutual agreement from time to time.

     1.13 "MLR VR(2) Drives" means MLR Drives and improvements thereon which are based on the existing Tandberg MLR technology and which incorporate the Overland VR(2) Technology as described in EXHIBIT A, and as modified by Tandberg from time to time.

     1.14 "MLR and MLR VR(2) Loader Development Program" means the development program to be performed by Overland to make its Loaders suitable for use with MLR Drives and MLR VR(2) Drives and corresponding Media.

     1.15   "OEM-Agreement MLR" means the OEM terms described in EXHIBIT C.

     1.16 "Parent" is a person or entity that owns, legally or beneficially, more than 50% of the equity of Tandberg or Overland, as applicable.

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     1.17   "Patent Rights" are exclusive of Project Rights, and means all patent applications and patents of either party having a priority date prior to the Termination Date of this Agreement, including any continuations, continuations-in-part, divisions, reissues, reexamined patents, foreign counterparts, and other equivalents and extensions thereof owned or controlled by a party.

     1.18 "Project Rights" means all intellectual property rights (which include, by way of example, invention rights, patents, patent applications, know-how, trade secrets, copyrights, and confidential information) relating to VR(2) Technology conceived by either party, either solely or jointly, during the term of the Development Period and directly resulting from work conducted in accordance with the MLR VR(2) Development Program.

     1.19 In addition to the definitions in the preamble hereof, "Tandberg" also includes Tandberg's Affiliates and "Overland" also includes Overland's Affiliates.

     1.20   "VR(2)" is a trademark of Overland.

     1.21 "VR(2) Format and Technology Patents" means present and future Overland patents and patent applications owned by Overland relating to the VR(2) Technology and necessary to produce and use a commercially feasible tape drive incorporating VR(2) technology.

     1.22 "VR(2) Technology" means the technology described in EXHIBIT A or covered by the claims of patents and/or pending applications for patent of Overland (including but not limited to US Patent 5,712,863 ***) existing as of the Effective date hereof as well as improvements thereon.

                                ARTICLE 2 --  SCOPE

     2.1 The parties intend to work cooperatively to adapt Overland's VR(2) Technology so that it can be successfully implemented in Tandberg's MLR Drive, all for the purpose of increasing the storage capacity and data throughput rates of the MLR Drive.

     2.2 Overland commits, as of the Effective Date hereof, to become a second source manufacturer of MLR Drives.

     2.3 If Imation shall not provide Tandberg with the necessary rights to sublicense

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REQUEST.  REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED
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the final assembly or full manufacturing of all MLR Drives covered by this
Agreement, then Tandberg shall not be obliged to grant assembly or manufacturing licenses to Overland as provided herein but in such circumstances, the parties shall not be bound by any of the exclusivities of
Article 10 but Overland shall remain obliged to grant Tandberg the rights to VR(2) Technology provided in this Agreement, subject to the price increases in EXHIBIT D. Tandberg shall make every reasonable effort to obtain the necessary release or grant from Imation within three months from the Effective Date hereof but within said three month term, each of the parties shall be bound by the remaining terms of this Agreement.


                    ARTICLE 3 -- LICENSES AND KNOW-HOW TRANSFER

     3.1 It is agreed that upon completion of the adaptation of VR(2) Technology in the first product, Tandberg shall have the right, subject to
Section 7.9, to develop necessary improvements in and manufacture and market MLR VR(2) Drives, as well as improvements thereon, and future tape drives developed and manufactured by Tandberg employing VR(2) Technology.

     3.2 Effective ***, Tandberg grants to Overland a worldwide, non-transferrable, non-exclusive license without the right to grant sub licenses, under all of its MLR Format and Technology Patents, and other patents, Copyrights and maskworks which are technically and commercially required in order to assemble, test, offer for sale, sell, and otherwise dispose of only MLR Drives and MLR VR(2) Drives but without the right to fully manufacture or perform any development or make changes to such drives and with a royalty payment as specified in EXHIBIT D. Tandberg shall in accordance with EXHIBIT G transmit to Overland by ***, Tandberg's know-how sufficient to assemble and test said MLR Drives. Within *** after the completion of the development of each of the MLR VR(2) Drives described in Exhibit B, Tandberg shall transmit to Overland Tandberg's know-how sufficient to assemble and test each of said MLR VR(2) Drives. This grant does not include the right to fully manufacture MLR Drives and it is given with the understanding that the principle component parts thereof shall be of Tandberg's manufacture or any third party making such parts on behalf of Tandberg.

     3.3 Effective as of the date that Overland's sales of MLR Drives (with or without a VR(2) Technology enhancement and whether based on its own assembly or sale of drives as an OEM, excluding SLR5) ***, Tandberg grants to Overland a worldwide, non-transferrable, non-exclusive right and license without the right to grant sub licenses, under

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST.  REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                              CONFIDENTIAL TREATMENT REQUESTED

all of its MLR Format and Technology Patents (including any improvements made by Tandberg to VR(2) Technology), and other patents, Copyrights and maskworks to make, have made, use, and sell, and otherwise dispose of MLR Drives and MLR VR(2) Drives according to the Tandberg designs and specifications and using only Tandberg approved parts, with a royalty payment as specified in EXHIBIT D. Upon reaching such average sales volume, Overland shall commence the full manufacture of MLR Drives and MLR VR(2) Drives and Tandberg shall, in accordance with EXHIBIT G, start to transmit to Overland at such time, the necessary manufacturing know-how to fully manufacture and test said MLR Drives and MLR VR(2) Drives. "Full manufacture" as used herein shall exclude the manufacture of the actuator mechanism which will be provided by Tandberg. Overland agrees to establish its MLR manufacturing to be consistent with Tandberg's MLR manufacturing, and adapt to the changes specified from time to time by Tandberg.

     3.4 Each of the parties hereto grants to the other a worldwide, non-transferrable, non-exclusive right and license under all of its Project Rights to make, have made, use, and sell, and otherwise dispose of MLR Drives and any drives incorporating VR(2) Technology. This grant shall include the right of Tandberg to grant manufacturing sublicenses, subject to SECTION
7.10. Tandberg will pay to Overland the royalties specified in EXHIBIT D for all MLR VR(2) Drives and future tape drives developed by Tandberg incorporating VR(2) Technology sold by Overland, Tandberg and Tandberg's sublicensees.

     3.5 Overland grants Tandberg a worldwide, non-exclusive license under all of its VR(2) Format and Technology Patents as well as all of its other patents, Copyrights and maskworks which are technically and commercially required in order to make, use, offer for sale, sell, and otherwise dispose of drives covered by this Agreement with a royalty payment according to EXHIBIT D and with the rights to sublicense the VR(2) Technology, subject to
SECTION 7.10, as incorporated in drives covered by this Agreement and improvements thereon.

     3.6 The license defined in SECTION 3.4 does not include the right of Overland to sublicense.

     3.7 Overland grants to Tandberg a worldwide, non-exclusive license to utilize Overland's VR(2) Technology in Tandberg's own ASICs and to make, have made, use, and sell, and otherwise dispose of drives including Tandberg ASICs incorporating such VR(2) Technology for a royalty as set forth in EXHIBIT D attached hereto.

     3.8 Overland shall transfer all requisite know-how and trade secrets concerning

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                                              CONFIDENTIAL TREATMENT REQUESTED

the VR(2) Technology as set forth in EXHIBIT H at the conclusion of the Development Period. Tandberg shall protect this know-how and trade secret information as it protects its own know-how and trade secret information and shall not disclose it to any third party. If the MLR VR(2) Development Program is not finalized successfully after *** from the Effective Date hereof, but if the parties agree it is commercially reasonable to finalize such program, then Overland shall grant to Tandberg the necessary resources to finalize the MLR VR(2) Development Program even if Tandberg has received the necessary know how for VR(2) Technology.

     3.9 The parties agree that while Overland may at any time during the term of this Agreement (if they are available from Tandberg) acquire from Tandberg the currently existing SLR5 drives, Overland shall not have the right to fully manufacture or assemble the SLR5 drives and that Tandberg shall therefore not be required to pass on to Overland the necessary know-how regarding manufacture and assembly of the SLR5 drives (this is because the SLR5 is a significantly different drive than its successors and because the manufacturing line for such drives is significantly different than for current model MLR Drives).

     3.10 Tandberg shall have the right to utilize Overland's VR(2) Technology for any purpose in any drive manufactured by Tandberg. If it does so by utilizing an application specific integrated circuit ("ASIC") supplied by Overland pursuant to the terms of EXHIBIT E, Tandberg shall pay royalties as set forth in EXHIBIT D. If Tandberg utilizes Overland's VR(2) Technology in an ASIC made by Tandberg, then, subject to the terms of SECTION 3.4, Tandberg shall pay to Overland the royalties specified in EXHIBIT D.
Tandberg shall have the right to sublicense the VR(2) Technology included in all drives covered by this Agreement subject to the provisions of SECTION
7.10 hereof.

     3.11 Tandberg hereby grants to Overland a non-exclusive license under Tandberg's rights in the MLR trademark to use the MLR trademark in connection with the making and selling of MLR Drives or MLR VR(2) Drives or Libraries having MLR Drives or MLR VR(2) Drives, provided that such use shall be in accordance with the requirements set forth in EXHIBIT K. Overland shall use the MLR trademark on such MLR Drives or MLR VR(2) Drives consistent with Tandberg's use.

     3.12 Overland hereby grants to Tandberg a non-exclusive license under Overland's rights in the VR(2) trademark to use the VR(2) trademark in connection with the making and selling of products incorporating VR(2) Technology, provided that such use shall be in accordance with the requirements set forth in EXHIBIT K. Tandberg shall use the VR(2)

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trademark in marketing materials pertaining to products employing VR(2)
Technology and shall have the right to use the VR(2) trademark on all products employing VR(2) Technology.

     3.13 The intellectual property grants and transfers of know how from Tandberg to Overland set forth in this Agreement are intended to relate only to MLR Drives (with or without VR(2) Technology enhancements) and are not given or transferred for any other purpose.

     3.14 To the extent that Tandberg is requested to and does supply manufacturing support to Overland, it shall be limited to providing the necessary software, tooling and know-how to operate the line. It is specifically not to include know-how regarding source code for the software or know how concerning the building of the tooling.

     3.15 Tandberg will supply reasonable manufacturing support and training in accordance with the provisions of EXHIBIT G.

     3.16 In the event Tandberg should commence manufacturing of other drives than MLR or MLR VR(2) Drives, which include VR(2) Technology, Overland has expressed an interest to manufacture and OEM such drives. Tandberg will look favorably upon such request from Overland, and will be willing to discuss the possibility to manufacture and OEM such drives and consider allowing Overland to obtain such rights given that this is within the spirit of cooperation of the Agreement and provided that it is commercially viable to Tandberg.

     3.17 It is further agreed that either party's on-going obligation to pay royalties to the other based on the use of know-how or trade secret information received from such other (exclusive of patent rights) shall not continue beyond *** from the date such know-how or trade secret information was first transmitted to the know-how/trade secret licensee party.

     3.18 Overland shall grant to Tandberg for use in the manufacture of non-MLR VR(2) Drives a non-exclusive, world-wide, royalty-free license solely for those portions of Overland's VR(2) Format and Technology Patents which relate to the manufacturing processes used by Tandberg in its own production lines for the manufacture of MLR VR(2) Drives. Tandberg may also sublicense third parties without accounting to Overland to use such manufacturing process know-how and/or patent rights in such third parties' drive manufacturing processes.

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                                ARTICLE 4 -- SUPPLY

     4.1 Subject to the provisions of Sections 12.3 and 12.4, throughout the term of this Agreement, Tandberg agrees to supply Overland with current and future MLR Drives and MLR VR(2) Drives according to the OEM-Agreement MLR as specified in EXHIBIT C, and Overland may sell these drives as single stand alone units and/or incorporate these drives as part of its own Libraries and Loaders worldwide. Tandberg agrees to begin supplying these drives at a favorable OEM price to Overland sufficiently early, if Overland so requests, that Overland can begin to offer these MLR Drives no later than Q3/98. *** For all other sales of Loaders or Libraries incorporating an MLR or MLR VR(2) Drive or as a standalone drive sale, Overland shall be charged ***. In the event that Overland continues to OEM MLR or MLR VR(2) Drives for a period longer than approximately *** before the start of full manufacturing of said drives, then the price shall be ***.

     4.2 Subject to the provisions of Sections 12.3 and 12.4, commencing ***, Tandberg agrees to supply Overland upon request with assemblies and components for any MLR Drives or MLR VR(2) Drives which Overland wishes to assemble and test a complete standard MLR Drive or MLR VR(2) Drive. Tandberg will supply these assemblies and components (if available) according to the principles and terms set forth in EXHIBIT E.

     4.3 When Overland commences full manufacturing of MLR Drives in accordance with Section 3.3, Overland will, unless otherwise mutually agreed, place all orders for assemblies and components through Tandberg in accordance with the principles and terms of Exhibit E so that Tandberg can get best prices from its suppliers for the benefit of the parties. *** It is agreed that the process of ordering third party manufactured drive parts through Tandberg is for the primary benefit of Overland and that, as a consequence, no liability will attach to Tandberg for performing this function. In the event that the suppliers will not accept recourse directly from Overland when Overland orders through Tandberg, then, unless otherwise mutually agreed, Overland will have to order from the suppliers directly.

     4.4 Subject to the provisions of Sections 12.3 and 12.4, when Overland purchases ***.

     4.5 Overland commits to develop Loaders and Libraries to work with MLR Drives and MLR VR(2) Drives and Media. Overland will manufacture these Loaders and Libraries and offer them through its worldwide sales channel. It is the goal of the parties

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that ***.  Overland will supply Tandberg such Loaders and Libraries as an OEM at Tandberg's request. From and after the date when ***.

     4.6 Overland agrees to supply Tandberg with ASICs incorporating VR(2) Technology as needed to manufacture MLR VR(2) Drives and related subassemblies according to the principles and terms set forth in EXHIBIT E. *** In addition to the price of such ASICs, Tandberg agrees to pay to Overland the royalties specified in EXHIBIT D in accordance with the terms of
SECTION 3.10. Tandberg shall have the right to audit the quality of ASICs produced for Tandberg to ensure compliance with Tandberg's quality standards. It is agreed that Overland shall transfer sufficient know how to Tandberg regarding Overland's VR(2) Technology and Tandberg shall cooperate with Overland so that Tandberg can modify Tandberg's production test programs to effectively build and test MLR VR(2) Drives.

     4.7 Overland agrees to supply Tandberg with the necessary VHDL source code of the VR(2) Technology for Tandberg to implement in one or more of its own ASICs on the ***. During the Development Period, Overland will transfer know-how as necessary to complete the implementation task.

     4.8 In the event of an end-of-life situation for a given MLR Drive, Overland has the right to continue producing a discontinued version of said MLR Drive for a period of ***. If Overland wants to continue beyond this period, Overland will have the right to do so, and if Tandberg cannot or will not supply Overland, then Overland has the rights to approach each supplier directly to get necessary components previously approved by Tandberg to continue its own manufacturing of such drive for a period of *** thereafter.

     4.9 If there is a shortage of critical materials, parts, assemblies or components which causes either party to allocate its supply of products among its customers, such party agrees that it will (i) provide immediate notice to the other party of such shortage; (ii) keep the other party apprised of the ongoing issues related to inventory and delivery; and (iii) grant the other party a priority in the allocation of its constrained product supply.

     4.10 The parties agree that when Tandberg starts up a new product into manufacturing following general availability, Tandberg will be allowed to focus its resources on stabilizing its processes prior to assisting Overland in building this product. This process may take ***. During this period, Overland will get early units for test and release in its Loaders and Libraries and Overland will be able to purchase the new products at the special price defined in Section 4.1.

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                      ARTICLE 5  -- CONTINUITY OF DEVELOPMENT

     5.1 Each of the parties hereto recognizes that the other will make a considerable investment in money and in resources including manpower, equipment and plant allocation to complete its obligations under this Agreement. ***

     5.2    ***

     5.3    ***

     5.4    ***

     5.5    ***

     5.6    ***

     5.7 To the extent that Overland's know-how, design criteria and test data concerning its VR(2) Technology has been reduced to documentary form as defined in EXHIBIT H (hereinafter "VR(2) Technology Information"), all such "VR(2) Technology Information" shall, during the Development Period, be deposited in a third party escrow commencing as soon after the Effective Date hereof as is reasonably practicable (but no later than 30 days following the Effective Date hereof) and this third party escrow shall be updated to be reasonably current throughout the term of the Development Period. Overland shall advise Tandberg promptly of the identity of such third party escrowee. The third party escrowee shall be instructed to turn over all such "VR(2) Technology Information" to Tandberg in the event, and only in the event, that during the Development Period, (a) the Overland contracting party, or its Parent, if any, declares bankruptcy or (b) a Takeover of the Overland contracting party, or its Parent, if any, has occurred. In this event, Overland will continue to support Tandberg on a "best efforts" basis. Tandberg will control this know-how as a trade secret and will not pass this know-how to any other party except as a necessary part of a manufacturing sublicense. Failure to turn over all such "VR(2) Technology Information" to the escrowee as provided herein or to disclose to Tandberg the identity of such third party escrowee shall constitute a material breach of this Agreement.

     5.8 To the extent that Tandberg's know-how, manufacturing criteria and test

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data concerning the manufacture of its MLR Drives has been reduced to documentary form as defined in EXHIBIT I (hereinafter "MLR Manufacturing Technology Information"), all such "MLR Manufacturing Technology Information" shall, throughout the period preceding full manufacturing by Overland be deposited in a third party escrow commencing as soon after the Effective Date hereof as is reasonably practicable (but no later than 30 days following the Effective Date hereof) and this third party escrow shall be updated to be reasonably current throughout the period preceding full manufacturing by Overland. Tandberg shall advise Overland promptly of the identity of such third party escrowee. The third party escrowee shall be instructed to turn over all such "MLR Manufacturing Technology Information" to Overland in the event, and only in the event, that (a) the Tandberg contracting party, or its Parent, if any, declares bankruptcy or (b) a Takeover of the Tandberg contracting party, or its Parent, if any, has occurred. In this event, Tandberg will continue to support Overland on a "best efforts" basis. Overland will control this know-how as a trade secret and will not pass this know-how to any other party. Failure to turn over all such "MLR Manufacturing Technology Information" to the escrowee as provided herein or to disclose to Overland the identity of such third party escrowee shall constitute a material breach of this Agreement.

     5.9 In the event that either of the parties hereto gains access to escrowed information of the other, prior to the planned transfer of such information pursuant to the Agreement, neither will use the information unless absolutely required to maintain the operation of permitted programs after all reasonable alternatives to gain a solution without utilizing this information have been exhausted. In all cases, either party's use of such escrowed information shall be subject to the licenses and other terms and conditions of this Agreement. In the event that Overland does not require usage of the escrowed information (because Tandberg is supporting Overland), then all such information shall be immediately returned to escrow following full manufacturing by Overland as described herein.

     5.10 Tandberg shall determine how much of its know-how will be shared with Overland engineers during the Development Period. Tandberg will make available to Overland all know-how required by Overland to support Overland's assembly and test and full manufacturing efforts. Overland will control all know-how received as trade secret and will not pass this know-how on to any third party or use it for design of tape drives.

     5.11 It is agreed that each party shall use the other party's know-how and intellectual property only to the extent required to implement the MLR VR(2) Development Program except that Tandberg may use VR(2) Technology know how for the purpose of designing and manufacturing other tape drives.

                                       12

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED

     5.12 Neither party shall be obligated to disclose to the other party any know-how, trade secrets or Confidential Information unless it is required by the other party to discharge its obligations and duties under this Agreement.


                   ARTICLE 6 -- USE OF RESOURCES AND PARTS SUPPLY

     6.1 The parties agree that they will cooperate to utilize necessary resources to achieve the shortest possible development times for the MLR VR(2) Drive. The parties agree that it shall be their joint goal to have an MLR VR(2) Drive available for the market by *** and each of the parties hereto has the capacity to and shall make sufficient resources available to achieve this end.

     6.2 Overland agrees to Tandberg's MLR roadmap(s) (as shown in EXHIBIT J and as updated from time to time) and agrees during the Development Period to make available a number of skilled engineers for general design work and critical component development and ASIC design for integrating the VR(2) Technology into the read/write channel of the MLR Drive design either in the US or in Oslo (by mutual agreement) for the necessary time it takes to complete the defined work for the MLR road map.

     6.3 It is agreed that Overland may buy manufacturing process tooling from Tandberg and that the price charged to Overland by Tandberg shall be fair and equitable. ***


                        ARTICLE  7 -- INTELLECTUAL PROPERTY

     7.1 Each party shall retain the sole ownership on any know how, Patent Rights, Copyrights or maskworks it has developed or acquired prior to the signing of this Agreement.

     7.2 Each party shall retain the sole ownership of any know how, Patent Rights, Copyrights or maskworks it has developed or acquired independently of the MLR VR(2) Development Program.

     7.3 All Project Rights which are related to MLR Drive technology shall be owned by or assigned to Tandberg.

                                       13

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED

     7.4 All Project Rights which are related to VR(2) Technology shall be owned by or assigned to Overland. Tandberg shall have the right to use and sublicense, subject to SECTION 7.10, such Project Rights but only for use in its manufacturing of tape drives contemplated by this Agreement.

     7.5 Each party shall have and retain sole and exclusive title to all Project Rights which are conceived solely by its employees or agents other than as specified in SECTIONS 7.3 and 7.4.

     7.6 The parties shall jointly own patents, invention rights, copyrights, mask works which are jointly conceived by their employees or agents other than as specified in SECTIONS 7.3, 7.4 and 7.5.

     7.7 Neither party shall withdraw an application for, or allow to lapse, any jointly-created patents or other jointly-created appropriate registerable rights unless it has given the other party at least two (2) months written notice of its intention in this respect to allow such other party the possibility to prosecute, maintain, and extend such patents or other appropriate registerable rights.

     7.8 Each party shall, at its own expense, provide reasonable assistance to the other party to facilitate filing of all patents or other registerable rights covering Project Rights referred to in this ARTICLE 7 and shall execute all documents necessary or desirable for that purpose.

     7.9 In the event that Tandberg wants to make an improvement to the VR(2) Technology following the Development Period, Tandberg may make such change independently of Overland and use it for any purpose. Overland will provide sufficient design information to allow Tandberg to effectively make such improvement. If Tandberg requests that Overland assist, and Overland agrees to assist, in making the improvement, then Tandberg will pay for Overland's development costs. Tandberg will own the intellectual property relating to the improvement, and Overland may license or sub-license such improvement to the VR(2) Technology for use on any tape drive other than an MLR VR(2) Drive or a future tape drive developed by Tandberg which employs VR(2) Technology, by entering into a written license agreement with Tandberg on mutually agreed reasonable terms and conditions. If either Overland or Tandberg makes an improvement to VR(2) Technology, and such improvement is utilized within MLR VR(2) Drives or future tape drives developed by Tandberg which employ VR(2) Technology, then no royalty will be

                                       14

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED

payable on such improvement used in such drives built by either party.

     7.10 Tandberg only has the right to grant sublicenses under the VR(2) Technology to other companies to make, have made, use and sell, and otherwise dispose of drives covered by this Agreement. Tandberg shall not be entitled to sublicense to other companies any rights or know-how to make ASICs incorporating the VR(2) Technology, but shall be entitled to subcontract the design and manufacturing of such ASICs for Tandberg for use in drives covered by this Agreement. Tandberg shall have the right to grant sublicenses under the VR(2) Technology to other companies to make, have made, use and sell, and otherwise dispose of future drives which incorporate VR(2) Technology.


              ARTICLE 8  --  MANUFACTURE,  ASSEMBLY AND  SALES  RIGHTS

     8.1 Overland shall ensure that all Overland products utilizing Tandberg's MLR and SLR trademarks shall conform to Tandberg's commercially acceptable product quality standards. Failure to comply with these quality standards shall result, following a 30-day cure period, in immediate termination of the MLR trademark license from Tandberg to Overland unless, within a 30 day period from notification that such standards are not being met, Overland shall have cured the quality problem to the reasonable satisfaction of Tandberg.

     8.2 Tandberg shall ensure that all Tandberg products utilizing Overland's VR(2) trademark shall conform to Overland's commercially acceptable product quality standards. Failure to comply with these quality standards shall result, following a 30-day cure period, in immediate termination of the Overland's VR(2) trademark license from Overland to Tandberg unless, within a 30 day period from notification that such standards are not being met, Tandberg shall have cured the quality problem to the reasonable satisfaction of Overland.

     8.3 As specified herein, Tandberg may audit on a regular basis that MLR drives assembled or manufactured by Overland meet the minimum product quality standards (compatibility, etc.) and that Overland keep the necessary documentation to prove that they adhere to these quality requirements. Both companies agree that the quality of the MLR drives are critical for the success of the products in the market place.

                                       15

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED

                             ARTICLE 9 --  FUNDING

     9.1 Each party will independently fund its respective development costs for the development programs defined by this Agreement.

     9.2 In the event that one party decides to have a third party to undertake a development of one or more components instead of itself providing engineering resources to do so, such party will cover the cost of such a program.

     9.3 Shared funding will be considered (subject to mutual agreement) for significant expenses, third-party technology acquisition and/or marketing programs.


                                  ARTICLE 10  ***


                   ARTICLE 11 -- CONFIDENTIALITY AND PUBLICATIONS

     11.1 Unless as otherwise expressly provided in this Agreement, neither party shall disclose to any third party (other than a third party engaged as an independent consultant who has bound himself to a confidential agreement) any Confidential Information of the other party or shall use such Confidential Information for the purpose other than the purpose contemplated in this Agreement, without prior written permission from the other party. Each party shall cause its directors, officers, agents, attorneys, employees, and its Affiliates to abide by the secrecy obligations set forth herein.

     11.2 This Agreement imposes no obligation upon recipient with respect to Confidential Information that recipient can establish:
     (a)    was in recipient's possession before receipt from discloser;
     (b) is or becomes available to the public through no fault of recipient;
     (c) is received in good faith by recipient from a third party and is not subject to an obligation of confidentiality owed to the third party; or
     (d) is independently developed by recipient without reference to Confidential Information received hereunder.

     11.3 A recipient of Confidential Information agrees not to disclose such Confidential Information to a third party (including disclosing such Confidential Information in a patent application), without the written consent of the discloser of the

                                       16

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED

Confidential Information. Each party shall protect the Confidential Information by using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorised disclosure of the Confidential Information, as such party uses to protect its own Confidential Information of a like nature.

     11.4 If any party is required by judicial or administrative process to disclose the Confidential Information, such party shall promptly notify the other party and allow the other party a reasonable time to oppose such process.

     11.5 Recipient's duties under this Article expire five (5) years from the date of termination of this Agreement.

     11.6 The terms of this Agreement, are also Confidential Information under the terms of this Article.

     11.7 The parties will work together to coordinate press releases relating to the products and activities resulting from this Agreement. Furthermore, the parties shall agree on the wording for the first such press release.

     11.8 Confidential document handling shall be as specified in EXHIBIT F and shall be such that Confidential Information existing in documentary form shall have Registered Confidential status, meaning that such documents must be signed out to individuals and who are aware of these confidentiality provisions and must be tracked at all times.

     11.9 A list of individuals of the prospective receiving party deemed to require access to Registered Confidential documents must be approved by the owner of the Registered Confidential documents. Only these individuals may request access to a Registered Confidential document and such request must be justified and approved by the Registered Confidential Document Manager who shall be a single individual in each company such as the Manager of the MLR VR(2) Development Program Engineering Team.

     11.10 Each recipient of a Confidential Document shall sign a Non-Disclosure (and non-use) agreement (acceptable in form to both parties) prior to receiving any Registered Confidential document.

     11.11 Upon termination of this Agreement for any reason, all Registered Confidential documents will be returned to their owners with the detailed request and access logs.

                                       17

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED

                         ARTICLE 12 -- TERM AND TERMINATION

     12.1 This Agreement shall begin on the Effective Date and shall remain in effect until terminated by the parties by mutual agreement or by the other termination provisions of this Agreement, provided however that following two years from the Effective Date hereof, either party may terminate this Agreement without cause as provided in this Article by giving one hundred eighty (180) days' written notice. In the event of a breach, the breaching party will have ninety (90) days after receipt of notice from the non-breaching party to cure any such breach.

     12.2 The effect of termination of this Agreement on the licenses granted herein and certain obligations of the parties are set forth in EXHIBIT L. The obligations of the parties with respect to maintenance of trade secret information, know-how protection and confidentiality shall survive termination of this Agreement.

     12.3 Should a situation occur, related to the MLR VR(2) Drive which makes it practically unrealistic to complete the MLR VR(2) Development Program within any kind of reasonable time and cost limits, either party shall have the right to terminate this Agreement on one hundred eighty days notice unless otherwise mutually agreed. The test shall be whether it objectively appears that the project is commercially reasonably possible within a reasonable period of time. The two companies shall consult and advise each other prior to such a decision, and also agree that they will do their best to avoid that such a situation shall occur. However, the parties may agree to terminate the development work if the product will become so severely delayed or so expensive that it will become obviously non-competitive in the market. The parties agree to consider reasonable solutions before the work is eventually terminated. In the event that the VR(2) Technology is successfully implemented in an MLR Drive and MLR VR(2) Drives can be effectively produced at Tandberg but for any reason the set up of a manufacturing line for MLR or MLR VR(2) Drives at Overland cannot be successfully completed, then and in that event, Tandberg shall continue to have the rights to the VR(2) Technology subject to the price increases in Exhibit D.

     12.4 In the event that the implementation of the VR(2) Technology in the MLR Drives is not successful within *** of the Effective Date hereof, either party may declare this Agreement terminated and such termination shall take place *** following such declaration and in such event, the obligations of the parties with respect to maintenance of

                                       18

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED

trade secret information, know-how protection and confidentiality, and those obligations specified in Section 3.8 and Exhibit L, shall continue.

     12.5 In the event of any good-faith termination, each party agrees that it shall absorb all costs it incurred with respect to the Development Program to the date of termination without seeking indemnification from the other party.

     12.6 If either of the parties fails to exercise a good faith effort to fulfill its commitments under this Agreement as fast as is reasonably commercially feasible, then after written notice specifically identifying such party's failure to exercise good faith and failure to cure the specified problem within a ninety-day (90-day) period of time, the Agreement is terminated and the effects of such termination are set forth in Exhibit L.


                              ARTICLE 13 -- ASSIGNMENT

     13.1 This Agreement and the rights and obligations hereunder may not be assigned by either party without the express written consent of the other party, unless as a part of the sale or other transfer of all or substantially all of the business of a party to which this Agreement relates.



                            ARTICLE 14 -- COMMUNICATIONS

     14.1 Communications or notices required or permitted under this Agreement shall be in writing, shall identify this Agreement, and shall be hand delivered, sent by express or first class mail, or sent by facsimile, and addressed as follows:

     To Tandberg:                       To Overland:

     President                          President
     Tandberg ASA                       Overland Data, Inc.
     P.O. Box 134, Kjelsas              8975 Balboa Avenue
     N-0411 Oslo, Norway                San Diego, CA  92123-1599, USA

                                       19

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED

                      ARTICLE 15 -- RELEASE, REPRESENTATIONS,
                          WARRANTIES, AND INDEMNIFICATIONS

     15.1 Unless otherwise noted, each party represents and warrants that it has the right to grant the license rights granted under this Agreement.

     15.2   Nothing contained in this Agreement shall be construed as:
     (a) a warranty or representation by either party as to the validity or scope of any patent;
     (b) a warranty or representation that the exercise of rights and licenses granted under this Agreement shall be free from infringement of patents, other than those patents licensed hereunder (except that both parties hereby represent and warrant that they have no actual knowledge of any actual infringement or claim thereof); or
     (c) an agreement, understanding, or obligation of any kind by either party to maintain or enforce its patents, to bring or prosecute actions or suits against any third parties for infringement, or conferring any rights to bring or prosecute actions or suits against third parties for infringement.

     15.3 IT IS AGREED THAT NEITHER PARTY SHALL BE LIABLE TO THE OTHER UNDER BREACH OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR ANY OTHER LEGAL THEORY FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL LOSS, EXPENSE, DAMAGES, DEMANDS, ACTIONS OR CAUSES OF ACTION OR ANY OTHER CLAIMS WHATSOEVER (INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFIT, INVESTMENT, GOODWILL, BUSINESS OR BUSINESS OPPORTUNITY) OR FOR ANY PUNITIVE DAMAGES ARISING OUT OF OR RESULTING FROM THE RISKS REFERRED TO IN THIS ARTICLE 12 OR OTHERWISE FROM THIS AGREEMENT OR THE TERMINATION OF THIS AGREEMENT. Notwithstanding anything else to the contrary contained in this Agreement, neither party shall be liable to the other for any amounts in excess of $ ***.

     15.4 Each party shall indemnify and hold the other party harmless from any and all loss or liability for any and all claims, causes of action, suits, proceedings, losses, damages, demands, fees, expenses, fines, penalties and costs (including, without limitation, reasonable attorney's fees, costs and disbursements) arising from any injury or alleged injury to any third person or business for property damage or personal injury caused by any MLR Drives, MLR VR(2) Drives or related products made or processes

                                       20

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED

performed by said each party.

     15.5 A party (the "indemnitee") which intends to claim indemnification under this Article 15 shall promptly notify the other party ("the indemnitor") in writing of any action, claims, or liability in respect of which the indemnitee or any of its employees or agents intend to claim such indemnification. The indemnitee shall permit, and shall cause its employees and agents to permit, the indemnitor to settle any such action, claims, or liability and agrees to the control of such defence or settlement by the indemnitor; provided, however, that such settlement does not adversely affect the indemnitee's rights hereunder or impose any obligations on the indemnitee in addition to those set forth herein. No action, claim, or liability shall be settled without the prior written consent of the indemnitor, and the indemnitor shall not be responsible for any attorneys' fees or other costs incurred other than as provided herein. The indemnitee, its employees and agents, shall cooperate fully with the indemnitor and its legal representatives in the investigation and defence of any action, claim, or liability covered by this indemnification. The indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and at its own expense.

     15.6 Neither party guarantees the success of any of the development programs or that the performance or work under this Agreement will result in the development of commercial products. Both parties assume the risk that the development programs will not produce the results required.


                       ARTICLE 16 -- MISCELLANEOUS PROVISIONS

     16.1   Arbitration.

     a. Governing Law. This Agreement will be governed in all respects solely and exclusively by the laws of the State of California, U.S.A. without regard to conflict of laws principles. The United Nations Convention on the International Sale of Goods will not apply to this Agreement.

     b. Mandatory Arbitration. All disputes, controversies, or claims arising out of, relating to or in connection with this contract including the determination of the scope of the agreement to arbitrate, will be finally settled by arbitration in accordance with the Arbitration Rules of the United Nations Commission on International Trade Law (UNCITRAL), applicable at the time of submission of the dispute to arbitration. The

                                       21

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED

American Arbitration Association, ("AAA") will be the Appointing Authority and will appoint a single arbitrator. The arbitration case will be administered by the AAA in accordance with its "Procedures for Cases Under the UNCITRAL Arbitration Rules" ("Rules"). The place of arbitration will be Chicago, Illinois, and the exclusive language to be used for the arbitral proceedings will be English.

     c. Ancillary Relief. Nothing herein will prevent a party, prior to appointment of the arbitrator, from making application to any court of competent jurisdiction, for a temporary restraining order or any other provisional remedy available at law or in equity not cognizable by arbitration. Such application for relief will not constitute a waiver of this agreement to arbitrate. Upon appointment, the arbitrator will have exclusive authority to order provisional or interim relief, except that any relief ordered by the arbitrator may be immediately and specifically enforced by a court otherwise having jurisdiction. The parties waive objection to venue and consent to the personal jurisdiction of the federal courts of Chicago, Illinois, U.S.A. in any action to enforce this agreement to arbitrate or any order or award of the arbitrator, or for the provisional or interim remedies provided for in this Agreement.

     d. Expenses. In any arbitration proceeding pursuant to this Agreement, each party will bear the expenses of its witnesses. All other costs of arbitration, including, without limitation, the fees and expenses of the arbitrators, the cost of the record or transcripts thereof, if any, administrative fees, the attorneys' fees of the parties, and all other fees and costs will be allocated to the parties to the arbitration as determined by the arbitrator, except that the prevailing party in such arbitration will be entitled to recover its reasonable attorneys' fees and expenses.

     e. Discovery. Discovery will be limited to written requests for the production of specific documents. The period for requesting documents will be 60 days commencing upon the day that the answer is due under the Rules. The responding party will have 30 days to produce the requested documents by sending copies to the requesting party or its representative via a recognized international courier service. The parties will also voluntarily produce all documents that they intend to use at the arbitration hearing and a list of intended witnesses before the close of discovery subject to supplementation for purposes of rebuttal or good cause shown. The parties waive any right to seek any discovery not provided for in this Agreement irrespective of whether the laws of any country provide for different or additional discovery in international arbitration. The arbitrator will hold a pre-hearing conference within three days of the close of discovery and will schedule and hold the final hearing within 30 days of the close of discovery.

                                       22

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED

EACH PARTY HERETO HEREBY AGREES THAT THE ARBITRATION PROCEDURE PROVIDED IN THIS AGREEMENT WILL BE THE SOLE AND EXCLUSIVE METHOD OF RESOLVING ANY DISPUTES, CONTROVERSIES OR CLAIMS ARISING IN CONNECTION WITH, OR OUT OF THIS AGREEMENT.

     16.2 Any provision of this Agreement which may be deemed invalid or unenforceable by a court of competent jurisdiction shall in no way invalidate or render unenforceable the remainder of this Agreement, which shall remain in full force and effect.

     16.3 The failure or delay of a party at any time to enforce performance of this Agreement shall not be construed as a waiver of the right of such party to enforce performance of this Agreement at any subsequent time.

     16.4 The parties agree that during the term of this Agreement and within two years thereafter, neither will solicit as its own employee or consultant any person who was at any time during the term of this Agreement both associated in any way with the subject matter of this Agreement and also an employee or consultant of the other (excepting those who may have been consultants of both parties jointly).

     16.5 This Agreement contains the complete and entire agreement between the parties, and supersedes any previous relevant communication, representation or agreement, verbal or written. No modification or renewal of this Agreement will be binding upon the parties unless it is made in writing by authorised representatives of both parties.

     16.6 The parties shall adhere to the U.S. and European export administration laws and regulations and shall not export or re-export any technical data or products received from the other party or the direct product of such technical data to any proscribed country listed in the U.S. or European regulations unless properly authorised by the U.S. or European governmental agency, respectively.

     16.7 All reports, data, information, notices, schedules, plans, records and other information required to be provided pursuant to this Agreement by either party to this Agreement will be in the English language. If a translation is made of this Agreement, it will be made for the convenience of the translating party and the English version of this Agreement, rather than the translated version, will be deemed controlling.

     16.8 Neither party shall be liable for its failure to perform any of its obligations hereunder during any period in which performance is delayed by fire, flood, war,

                                       23

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED

embargo, riot strike, or an unforeseeable intervention of any government authority and other such causes beyond the control of either party that causes complete business interruption ("Force Majeure"), provided that the party suffering such delay immediately notifies the other party of the delay. In such circumstances, the party suffering such delay shall lose no previously granted rights as a consequence of such delay.


OVERLAND DATA, INC.:               TANDBERG DATA ASA:

By:  /s/ Scott Mcclendon           By: /s/ Hans Christian Qvist
      --------------------------         --------------------------
Name:    Scott McClendon           Name:   Hans Christian Qvist
      --------------------------         --------------------------
Title:   President & CEO           Title:  President & CEO
      --------------------------         --------------------------
Date:    March 30, 1998            Date:   March 31, 1998
      --------------------------         --------------------------






                                       24

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED


                                      EXHIBITS
-------------------------------------------------------------------------------


EXHIBIT A   DEFINITION OF VR(2) TECHNOLOGY

EXHIBIT B   MLR VR(2) DEVELOPMENT PROGRAM

EXHIBIT C   OEM AGREEMENT FROM TANDBERG TO OVERLAND

EXHIBIT D   MLR AND VR(2) ROYALTIES

EXHIBIT E   SUPPLY OF ASSEMBLIES AND COMPONENTS BY TANDBERG TO OVERLAND

EXHIBIT F   CONFIDENTIAL DOCUMENT HANDLING

EXHIBIT G   MANUFACTURING KNOW-HOW AND PROCESS TOOLING

EXHIBIT H   ESCROW CONTENTS BY OVERLAND

EXHIBIT I   ESCROW CONTENTS BY TANDBERG

EXHIBIT J   MLR DRIVE ROADMAP(S)

EXHIBIT K   TRADEMARK USE AND QUALITY CONTROL

EXHIBIT L   EFFECTS OF TERMINATION


                                       25

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED


                                     EXHIBIT A

                            DEFINITION OF VR(2) TECHNOLOGY



VR(2) Technology is a magnetic data channel technology including the subject matter disclosed in U.S. PATENT #5,712,863 *** and any reissues, continuations, continuations in part, divisionals, regular U.S. patent applications (relating to improvements), provisional U.S. patent applications, counterpart foreign applications, and reexaminations thereof (collectively the "VR(2) Patent/Applications"). VR(2) Technology provides approximately a 50% increase in user bit density for the same symbol spacing density.

     U.S. PATENT #5,712,863 discloses a non-deterministic randomizer which eliminates the need for worst case data pattern design testing.

     ***

VR(2) Technology also includes (1) Overland's VDHL models, and (2) know-how, trade secrets and other proprietary and confidential information of Overland which directly relates to the inventions disclosed in the VR(2) Patent/Applications. It is understood by the parties that VR(2) Technology shall not include any PRML or similar technology which is (1) already generally known, and (2) not disclosed in the VR(2) Patent/Applications and shall not include any portion of the write and/or read data channels or corresponding data format(s) already used by Tandberg or any natural extension of these write and/or read data channels and corresponding data format(s) resulting from the implementation of such PRML-based technology into these channels and formats.


                                       26

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED


                                     EXHIBIT B

                            MLR VR(2) DEVELOPMENT PROGRAM

***



















                                       27

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED

                                     EXHIBIT C

                                   OEM AGREEMENT
                                        FROM
                                TANDBERG TO OVERLAND





The parties have agreed that the OEM Agreement shall be entered into within 90 days of the Effective Date of the Agreement.


















                                       28

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED


                                     EXHIBIT D

                               MLR AND VR(2)  ROYALTIES



***














                                       29

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                CONFIDENTIAL TREATMENT REQUESTED

                                      EXHIBIT E

                                      SUPPLY
                                        OF
                             ASSEMBLIES AND COMPONENTS
                                        BY
                                TANDBERG TO OVERLAND

I.   SUPPLY
     1.1 With reference to Section 3.2 and 4.2 of the Agreement, Overland shall be supplied assemblies and/or components by Tandberg or by Tandberg's approved suppliers ("Suppliers") for final assembly and test of MLR Drives and MLR VR(2) Drives.

     1.2 With reference to Section 3.3, 4.3 and 4.4 of the Agreement, Overland shall be supplied assemblies and/or components by Tandberg or by the Suppliers for full manufacturing of MLR Drives and MLR VR(2) Drives.

     1.3 With reference to Section 4.6 of the Agreement, Tandberg shall be supplied ASICs incorporating VR(2) Technology by Overland as needed to manufacture drives covered by the Agreement and related subassemblies.


II.  ASSEMBLIES AND COMPONENTS TO BE SUPPLIED TO OVERLAND ACCORDING TO
     SECTION 3.2
The following may be supplied to Overland as components or as module assemblies by Tandberg or the Suppliers:

***

III  ORDERING AND DELIVERY.
Overland may either order assemblies and components from Tandberg or from the Suppliers as follows:

     3.1    SUPPLY BY TANDBERG
     3.1.1 Overland will issue purchase orders ("PO") to Tandberg for supply of the Bridge and PC Board as assemblies.

                                       30

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED

     3.1.2 Tandberg will confirm the PO and supply the Bridge and PC Board in accordance with the confirmed PO and Tandberg's terms and conditions for supply, including its standard warranty.

     3.1.3  ***


     3.2    SUPPLY BY SUPPLIERS.
     3.2.1 For ordering of Front, Frame and Top Cover as components or assemblies, Overland will issue POs to Tandberg for supply of such components by the Suppliers. Tandberg will confirm and forward the PO to its Suppliers so that Tandberg may obtain its best pricing from the Suppliers for the benefit of Overland and Tandberg.

     3.2.2 The Supplier will supply the components or assemblies directly to Overland in accordance with the confirmed PO and Supplier's terms and conditions for supply, including its warranty provisions. The Supplier will invoice Overland directly. ***

     3.2.3 If the above arrangement with the Suppliers is not feasible, the parties will follow the following procedures:

     *  Overland will place POs according to clause 3.2.1.

     * The Suppliers will supply the components or assemblies directly to Overland in accordance with the confirmed PO and Supplier's terms and conditions for supply, including its warranty provisions, but will make out its invoices to Tandberg. *** Overland shall make payment of invoices so that payment is received by Tandberg at least 3 days prior to the invoice due date.

     3.3 Supply in accordance with this section III shall be subject to credit approval of Overland by Tandberg.

     3.4 In the event the Suppliers will not accept recourse directly from Overland when Overland orders through Tandberg, then, unless otherwise mutually agreed, Overland will have to order from the Suppliers directly. In this case, Tandberg will not bill Overland a handling fee.

     3.4 For the right to assemble and test, Overland shall pay a royalty as specified in Exhibit D, paragraph 2.2.

                                       31

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED

IV.  SUPPLY OF ASSEMBLIES AND COMPONENTS FOR FULL MANUFACTURING ACCORDING
     TO SECTION 3.3
Overland may either order assemblies and components from Tandberg or from the Suppliers as follows:

     4.1    SUPPLY BY TANDBERG

     4.1.1 Overland will issue PO to Tandberg for supply of the assemblies and components.

     4.1.2 Tandberg will confirm the PO and supply the assemblies and components in accordance with the confirmed PO and Tandberg's terms and conditions for supply, including its standard warranty.


     4.2    SUPPLY BY SUPPLIERS.
     4.2.1 For ordering of supplies of components or assemblies from the Suppliers, Overland will issue POs to Tandberg for supply of such components or assemblies by the Suppliers. Tandberg will confirm and forward the PO to the Suppliers so that Tandberg may obtain its best pricing from the Suppliers for the benefit of Overland and Tandberg.

     4.2.2 The Supplier will supply the components or assemblies directly to Overland in accordance with the confirmed PO and Supplier's terms and conditions for supply, including its warranty provisions. The Supplier will invoice Overland directly. ***

     4.2.3 If the above arrangement with the Suppliers is not feasible, the parties will follow the following procedures:

     *  Overland will place POs according to clause 4.2.1.

     * The Suppliers will supply the components or assemblies directly to Overland in accordance with the confirmed PO and the Supplier's terms and conditions for supply, including its warranty provisions, but will make out its invoices to Tandberg. *** Overland shall make payment of invoices so that payment is received by Tandberg at least 3 days prior to the invoice due date.


     4.3 Supply in accordance with this section IV shall be subject to credit approval of Overland by Tandberg.

                                       32

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED

     4.4 In the event the Suppliers will not accept recourse directly from Overland when Overland orders through Tandberg, then, unless otherwise mutually agreed, Overland will have to order from the Suppliers directly. In this case, Tandberg will not bill Overland a handling fee.

     4.5 For full manufacturing, Overland shall pay a royalty as specified in Exhibit D, paragraph 2.1.


     V.     SUPPLY BY OVERLAND.

     5.1 Tandberg will issue POs to Overland for supply of ASICs incorporating VR(2) Technology as needed to manufacture MLR Drives and related subassemblies.

     5.2 Overland will confirm the PO and supply the ASICs in accordance with the confirmed PO and Overland's terms and conditions for supply, including its standard warranty.

     5.3 *** Tandberg shall make payment of invoices so that payment is received by Overland at least 3 days prior to the invoice due date of its supplier. In the event that Tandberg is allowed to order directly from Overland's supplier, Overland will not bill Tandberg a handling fee.

     5.4 Supply in accordance with this section V shall be subject to credit approval of Tandberg by Overland.


     VI     GENERAL
     6.1 It is agreed that the arrangement of ordering Supplier's manufactured assemblies and components through Tandberg is for the primary benefit of Overland, and that, as a consequence, no liability will attach to Tandberg for performing this function.

     6.2 Each party shall provide the other party with adequate information regarding its purchasing arrangements with its suppliers.

     6.3 It is further agreed as a general principle that the parties will cooperate in good faith within the spirit of this Agreement to ensure that each party may efficiently carry out its work and obligations hereunder.

                                       33

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED

                                     EXHIBIT F

                           CONFIDENTIAL DOCUMENT HANDLING

1. Each party will adhere to the procedures in this Exhibit for the transfer of any know-how, trade secrets, and Confidential Information to the other party. Such know-how, trade secrets and Confidential Information will be accorded a "Registered Confidential" status and will be identified as "Registered Confidential Documents."

2.   Each party will identify a "Registered Confidential Document Manager."

3. The Document Manager will be responsible for transporting or receipt of a Registered Confidential Document. All transportation and receipt of documents via e-mail, fax, US Mail, International Mail, courier services, etc., must be routed through the Document Manager who will disperse to the required individual(s). The Registered Confidential Document will be controlled via an alphanumeric system to be determined by the Document Manager.

4. All originals and copies will be stamped or printed with an alphanumeric code in ink other than black, on the first page of every document.

5. Registered Confidential Documents will be dispersed by the Document Manager in a manner best befitting the confidentiality of the document. Copies made of a Registered Confidential Document are to be logged and tracked in such a manner as to include the following, the date received by Document Manager, the printed name of the receiving party, the date received by party, along with the signature of the receiving party, as well as, the alphanumeric code for that document. Every copy and original will have its own unique number.

6. The original Registered Confidential Document will be kept in a locked cabinet along with all controlled lists. The key will be maintained by the Document Manager.

7. Controlled lists will include, but not be limited to, a listing of Registered Confidential Documents sent and/or received by either party.

8. Any individual receiving a Registered Confidential Document must sign a non-disclosure and non-use Agreement acceptable in form to both parties prior to receiving any Registered Confidential Document. Such Agreement will reference the terms and conditions of this Exhibit.

                                       34

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED

9. Either party can request at any time a listing of said controlled alphanumeric Registered Confidential Documents and those individuals who have access and/or copies of said documents.

10. Registered Confidential Documents will be held by individual employees and when not in use must be stored in a secured locked area.

11. Individuals returning Registered Confidential Documents to the Document Manager must sign and date the control log showing items returned. The Document Manager will shred said copies.

12. When an employee terminates from the company, said individual must return all Registered Confidential Documents to the Document Manager prior to exiting.







                                       35

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED

                                     EXHIBIT G

                              MANUFACTURING KNOW-HOW
                                        AND
                                  PROCESS TOOLING

***












                                       36

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED


                                     EXHIBIT H

                            ESCROW CONTENTS BY OVERLAND



1. In accordance with Section 5.8 of the Agreement, Overland shall deposit the VR(2) Technology Information listed in clause 5 hereof ("Information") in escrow with the escrow agent specified in clause 4 hereof ("Escrow Agent").


2. Overland shall update the Information to become reasonably current during the term of the Development Period.


3. Overland will enter into an agreement with the Escrow Agent ("Escrow Agreement") which, among other things, shall contain the following provisions:

3.1 The following events shall constitute release conditions ("Release Conditions"):

     a) the Overland contracting party, or its Parent, if any, declares bankruptcy; or

     b) a Takeover of the Overland contracting party, or its Parent, if any, has occurred.

3.2 Upon the occurrence of a Release Condition, and only then, the Escrow Agent shall be instructed to turn all Information over to Tandberg.


4.   Overland has appointed the following Escrow Agent:

     Name:     Fort Knox Escrow Services, Inc.
     Address:  3539A Church Street
               Clarkston, GA  30021-1717


5.   Overland shall deposit the following Information in escrow:

     ***

                                       37

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED



                                     EXHIBIT I

                            ESCROW CONTENTS BY TANDBERG


1. In accordance with Section 5.9 of the Agreement, Tandberg shall deposit the MLR Manufacturing Technology Information listed in clause 5 hereof in escrow with the escrow agent specified in clause 4 hereof ("Escrow Agent").

2. Tandberg will update the Information to become reasonably current throughout the period preceding full manufacturing by Overland.

3. Tandberg shall enter into an agreement with the Escrow Agent ("Escrow Agreement") which, among other things, shall contain the following provisions:

3.1 The following events shall constitute release conditions ("Release Conditions"):

     a) the Tandberg contracting party, or its Parent, if any, declares bankruptcy; or

     b) a Takeover of the Tandberg contracting party, or its Parent, if any, has occurred.

3.2 Upon the occurrence of a Release Condition, and only then, the Escrow Agent shall be instructed to turn all Information over to Overland.

4.   Tandberg has appointed the following Escrow Agent:

     Name:     Wikborg, Rein & Co.
     Address:  Post Office Box 1513 Vika
               Olav V's Gate 6
               N-0117 Oslo, Norway

5.   Tandberg will deposit the following information in escrow:

***


                                       38

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED


                                     EXHIBIT K

                         TRADEMARK USE AND QUALITY CONTROL

1. Overland will at all times use all reasonable efforts to ensure that all products in relation to which it uses the MLR Trademark conform to the guidelines provided in this Exhibit.

2. Overland is authorized to use the MLR Trademark only in connection with the promotion and sale of MLR Drives, MLR VR(2) Drives or Libraries having MLR or MLR VR(2) Drives.

3. Overland shall cooperate with Tandberg in making or facilitating any governmental registrations or submissions that are necessary to protect the MLR Trademark and Tandberg's rights therein, including, but not limited to, registration of Overland as a registered user of the MLR Trademark. Upon termination of Overland's right to use the MLR Trademark under this Agreement, Overland shall cooperate with Tandberg in revocation of any such registered user registration.

4. Overland shall comply with all applicable laws and governmental regulations pertaining to the proper use and designation of trademarks.

5.   Overland admits the validity of the MLR Trademark.

6. Tandberg does not warrant or represent that the use of the MLR Trademark shall be free from infringement of third party trademarks. Tandberg does represent, however, that it is not aware of any such infringement.

7. Overland further agrees not to use or register in any country any trademarks resembling, diluting, or confusingly similar to the MLR Trademark. Whenever the attention of Overland is called by Tandberg to any such resemblance, dilution, confusion, or risk of confusion, Overland agrees to take appropriate steps immediately to remedy or avoid such situations.

8. Overland shall give Tandberg notice of any known or presumed infringements of the MLR Trademark, and Overland shall give Tandberg full cooperation in the protection of the MLR Trademark. If Tandberg decides to enforce the MLR Trademark against an infringer, all costs incurred and all recoveries made shall be for the account of Tandberg.

                                       39

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED

9. Tandberg will at all times use all reasonable efforts to ensure that all products in relation to which it uses the VR(2) Trademark conform to the guidelines provided in this Exhibit.

10. Tandberg is authorized to use the VR(2) Trademark only in connection with the promotion and sale of products incorporating VR(2) Technology.

11. Tandberg shall cooperate with Overland in making or facilitating any governmental registrations or submissions that are necessary to protect the VR(2) Trademark and Overland's rights therein, including, but not limited to, registration of Tandberg as a registered user of the VR(2) Trademark. Upon termination of Tandberg's right to use the VR(2) Trademark under this Agreement, Tandberg shall cooperate with Overland in revocation of any such registered user registration.

12. Tandberg shall comply with all applicable laws and governmental regulations pertaining to the proper use and designation of trademarks.

13.  Tandberg admits the validity of the VR(2) Trademark.

14. Overland does not warrant or represent that the use of the VR(2) Trademark shall be free from infringement of third party trademarks. Overland does represent, however, that it is not aware of any such infringement.

15. Tandberg further agrees not to use or register in any country any trademarks resembling, diluting, or confusingly similar to the VR(2) Trademark. Whenever the attention of Tandberg is called by Overland to any such resemblance, dilution, confusion, or risk of confusion, Tandberg agrees to take appropriate steps immediately to remedy or avoid such situations.

16. Tandberg shall give Overland notice of any known or presumed infringements of the VR(2) Trademark, and Tandberg shall give Overland full cooperation in the protection of the VR(2) Trademark. If Overland decides to enforce the VR(2) Trademark against an infringer, all costs incurred and all recoveries made shall be for the account of Overland.

17. The parties will not combine the MLR Trademark and the VR(2) Trademark into a single mark or a composite mark.

                                       40

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                              CONFIDENTIAL TREATMENT REQUESTED

18. Upon termination of this Agreement, Overland will immediately discontinue all use of the MLR trademark and any term confusingly similar thereto, and Tandberg will immediately discontinue all use of the VR(2) trademark and any term confusingly similar thereto. The parties will at that time exchange information relating to inventory of materials and products and agree upon an orderly and limited schedule to exhaust such inventories.

                                              CONFIDENTIAL TREATMENT REQUESTED

                                     EXHIBIT L

                               EFFECTS OF TERMINATION

     ***











                                       42